                                                                   Exhibit 10.20

***Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

                                                                [Execution Copy]


                            Firm Fixed Price Contract


                                  Contract #001


                        Technical Consulting on XM Radio

                                     BETWEEN

                             XM Satellite Radio Inc.
                             1250 23rd Street, N.W.
                                    Suite 57
                             Washington, D.C. 20037


                                       AND


                      Fraunhofer Gesellschaft zur Forderung
                         Der angewandten Forschung e.V.,

                                     ADDRESS

                                 Leonrodstr. 54
                            D-80636 Munchen, Germany


                                  July 16, 1999

                            Firm Fixed Price Contract
                                     NO. 001

      This Contract is made and entered into this 16th day of July, 1999 by and between XM SATELLITE RADIO INC., a satellite digital audio radio services (DARS) company, with offices at 1250 23rd Street, N.W., Washington, DC 20037, U.S.A. (hereinafter referred to as the "Customer" which expression shall include its successors and permitted assigns) and the FRAUNHOFER-GESELLSCHAFT ZUR FORDERUNG DER ANGEWANDTEN FORSCHUNG E.V., a corporation organized and existing under the laws of Germany, (hereinafter referred to as "FhG" which expression shall include its successors and permitted assigns).

      WITNESSETH THAT: The Customer and FhG (collectively referred to hereunder as "Parties" and individually as "Party") hereto mutually agree as follows:

1.    CONTRACT TYPE AND SCOPE OF WORK

      FhG shall furnish the necessary personnel, equipment, material, services and facilities to provide the deliverables specified in Exhibit A ("Statement of Work") and in accordance with the Payment Plan in Exhibit B.

2.    PERIOD OF PERFORMANCE

      The period of performance for this Contract is July 16, 1999 through December 30, 2000.

3.    PRICE

      3.1 For the performance of the requirements of this Firm-Fixed Price Contract, FhG shall receive payment by Customer in DM, which shall be paid in accordance with Article 4 of this Contract entitled "Payment".

      3.2 All travel costs incurred by FhG in any month in connection with its performance under this Contract shall be communicated to Customer in the following month in a report using the form attached hereto as Exhibit E, including any other information that Customer may reasonably request from time to time. Customer shall reimburse FhG the amounts set forth in such reports, on a fixed sum per trip basis, as set out in Exhibit B, subject to Customer's reasonable approval, in accordance with the terms of Article 4 hereof.

4.    PAYMENT

      4.1 Payment shall be made by customer in accordance with completion of milestones by FhG set forth in Exhibit B. All payments shall be in DM until such time as the Euro is the only legal currency in the Federal Republic of Germany, at which time the payment obligations hereunder, particularly the monetary value stipulated in this Contract, shall be regarded as being stipulated in Euro. In any case the conversion of D-Mark in Euro will be effected on the basis of the then-current published fixed conversion rate, which is currently
            1.95583 DM per Euro.

      4.2 Any amounts due to FhG shall be paid within thirty (30) days after FhG provides to Customer (i) a facsimile invoice stating the milestone (with reference to the Payment Plan) for which payment is being requested and (ii) an e-mail to Stell Patsiokas and Paul Marko notifying them that such invoice has been faxed. Fixed

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            monthly payments according to the Payment Plan (Exhibit B) shall be paid by Customer within thirty (30) days after FhG provides an invoice for such amount to Customer. Customer shall have ten (10) business days following receipt of such invoice to notify FhG that such milestone has not been met in accordance with the requirements of this Contract. The Parties acknowledge that the "substantial" standard for performance set forth in Article 18.1 hereof does not apply to the acceptance of performance milestones. If FhG does not receive such notice within such ten (10) business day period, then such milestone shall be deemed to have been met. Payment shall be made by wire transfer to FhG, Reference No. [*****] or said payments shall be express couriered to FhG at the address shown in Article
            26.1 of the Contract.

      4.3 Any amounts for payments under Exhibit B that have been met or deemed to have been met that are not received by FhG within the above stated time periods shall bear interest from the date of invoice, at the rate of [*****] per month or the maximum rate allowed by law, whichever is lower. If any invoiced amount is in dispute, the Party disputing such amount shall notify the other Party thereof in writing within ten (10) business days after such amount was due. No interest shall be payable unless, until, and to the extent the dispute is settled in favor of FhG. The Parties agree that work under this Contract shall continue during the resolution of such dispute.

      4.4 Subject to Article 4.3, and provided FhG is not in default hereunder, the Customer's failure to make payments in accordance with the terms of this Contract shall be deemed to be a default. FhG will provide the Customer with a written notice of the default and if the default is not cured by the Customer within 15 days of receipt of FhG's written notice, FhG may suspend all work hereunder until such default is cured. If such default is not cured within 30 days of receipt of FhG's written notice, FhG may terminate work under this Contract without further obligation to the Customer. In the event of such termination, the Customer's liability shall be determined by the provisions relating to the Customer's liability in
            Article 19 of the Contract hereof entitled Termination for Convenience.

      4.5 In the event FhG suspends work due to late payment by the Customer, as described in Article 4.4 above, and if following receipt of payment by the Customer FhG subsequently proceeds with the work, the period of performance set forth in this Contract shall be extended by an amount of time equal to the period of time necessary for FhG to reconstitute its efforts plus an amount of time equal to the number of days that the work was suspended. Furthermore, any additional cost impact resulting from such suspension shall be determined and agreed by the Parties as an allowable cost under this Contract. Any extension of time or additional cost agreed upon by the Parties shall be included in an agreement to amend the Contract. The Parties agree that work under this Contract shall continue during the negotiation of such additional costs (or any disputes related thereto).

5.    TECHNICAL AND CONTRACTUAL REPRESENTATIVES

      The following authorized representatives are hereby designated for this
      Contract:

      XM Satellite Radio Inc.                        FhG
      -----------------------                        ---

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      Technical and Program: Stell Patsiokas         Technical and Program: Stefan Meltzer

      Contractual: Joseph Titlebaum                  Contractual: Dr. Birgit Homma

6.    TAXES AND DUTIES

      All national, regional or local taxes, duties, and similar liabilities, shall be paid by FhG.

7.    CONSULTATIONS

      At the request of Customer, FhG shall make available all relevant key personnel pertaining to this Contract and the Statement of Work for meetings either in the United States or Europe in connection with design reviews, troubleshooting, other requests for assistance, or progress reports.

8.    FORCE MAJEURE

      8.1 FhG shall not be liable for any loss damage, detention, or delay resulting from causes beyond its reasonable control, including, but not limited to: acts of God, acts of governments in their sovereign capacity (except to the extent that such acts of governments arise out of an act or failure to act by FhG), fires, floods, epidemics, quarantine restrictions, strikes labor disputes, freight embargoes, unusually severe weather, insurrection or riot, damage in transportation, and inability due to causes beyond its reasonable control to obtain necessary labor, materials, or facilities. In the event of a temporary delay specified in this Contract is required, an equitable adjustment shall be made in the Contract price and the performance dates hereof shall be extended at least by an amount of time equal to the number of days that work was suspended, not to exceed a reasonable length of time. In the event the parties agree that it is reasonably likely that such an excusable delay will exceed forty-five (45) days (an "Extended Force Majeur") resulting from any such causes, the Customer shall be entitled to terminate this Contract in accordance with Article 17 hereof entitled Termination for Extended Force Majeure. The Parties acknowledge that the occurrence of any force majeur event described herein shall not excuse any default by FhG existing prior to the occurrence of such event.

      8.2 FhG shall take all reasonable steps to mitigate the impact of any force majeure event.

9.    INDEMNITY AND LIMITATION OF LIABILITY

      9.1 The liability of FhG with respect to any service, sale, or anything done in connection therewith, such as the performance or breach thereof, or from the manufacture, sale, delivery, resale, installation or use of any goods or services covered by or furnished under this Contract whether arising out of statute, contract, negligence, strict liability in tort, or under any warranty, or otherwise, and whether or not occasioned by FhG's negligence, shall not exceed 25% of the price of each work package (i.e., system engineering, [*****] development and test equipment) affected by the action or inaction resulting in such liability and resulting from the willful misconduct or gross negligence of FhG.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      9.2 Notwithstanding any other provision of this Contract, neither Party shall under any circumstances be liable for special, incidental, indirect or consequential damages, such as, but not limited to, loss or damage of other property or equipment, loss of profits or revenue cost of capital, cost of purchased or replaced goods, or claims of customers or contractors of the other Party for, but not limited to delays, penalties or service interruptions.

      9.3 FhG shall indemnify, defend and hold harmless Customer against any costs or expenses, with the exception of those costs identified in
            Article 9.2 above, including reasonable attorneys' fees, incurred by Customer as a result of legal actions brought against Customer by third parties caused by default of FhG in the performance of the work under the Contract, subject to the limitation of liability set forth as Clause 9.1 above.

      9.4 Notwithstanding the foregoing, the Customer and FhG agree to a no-fault, no-subrogation inter-party waiver of liability under which each Party shall be responsible for any damage it sustains as a result of damage to its own property and employees, including death, while involved in the conduct of the activities which are the subject of this Contract, which damage is not caused by the other Party. It is the intent of the Parties that this inter-party waiver of liability be construed broadly to achieve the intended objectives.

10.   PROPRIETARY INFORMATION AND INTELLECTUAL PROPERTY

      10.1 Each Party shall identify to the other, and the receiving Party shall hold in confidence, any proprietary or confidential information marked as proprietary or confidential or obtained in connection with FhG's work under this Contract, any deliverables hereunder, or any proprietary or confidential information so marked furnished by one Party to the other. Subject to Customer's rights described in Article 10.2 hereof, each Party shall use the same efforts to avoid disclosure, publication or dissemination of such proprietary or confidential information as they use with respect to their own proprietary or confidential information, but in no event less than best efforts. Said information shall remain the proprietary information of the Party disclosing it and shall not be disclosed to others without the disclosing Party's prior written consent either during or after the term of the Contract. All technical data based upon proprietary or confidential information furnished by Customer that is essential to the design, function or operation of any deliverable under this Contract (including, without limitation, any patents or patent applications anywhere in the world owned by or licensed to Customer) shall be considered as the Customer's proprietary or confidential data and shall not be disclosed to others without the Customer's prior written consent either during or after the term of the Contract. Proprietary or confidential information or data shall not include information or data which becomes generally known in the industry, or is known to either Party prior to its disclosure by the other Party as demonstrated by written records, or is authorized in writing by the disclosing Party for release, or which is subject to judicial or governmental compelled disclosure.

      10.2  FhG hereby grants to Customer:

            (a) An exclusive, paid-up, royalty-free, transferable, perpetual, and irrevocable world-wide license in and to the [*****] code or other source

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  or executable code for [*****] developed by FhG under this Contract and all patent applications, patents, trade secrets, mask works, copyrights and other intellectual property for work or inventions performed or developed in connection with such Code for Customer (the "Code"). Such license shall include the right of Customer to use, copy, maintain, modify, create derivative works of, transfer, sublicense or otherwise convey the Code as necessary in connection with Customer's business in Customer's sole discretion and without the consent of FhG.

            (b) A non-exclusive, non-transferable, paid-up, royalty-free perpetual and irrevocable worldwide license to use the test equipment developed hereunder in connection with Customer's business.

            (c) The Parties acknowledge that nothing in this Article 10.2 is intended to grant to Customer the rights to modify, transfer or otherwise convey any rights in the FhG Background IP (defined in Article 10.5).

      10.3 FhG agrees that its ownership rights in the Code shall be limited by the following:

            (a) FhG shall not sell, transfer, distribute, loan, disclose, reproduce or otherwise convey the Code (in its entirety as delivered to Customer hereunder) to or for any other person or entity. FhG acknowledges that the Code comprises a material element in Customer's digital radio system and that Customer would suffer material financial and market share losses in the event the Code were to be disclosed. Accordingly, FhG agrees to maintain strict confidentiality of the Code.

            (b) Subject to the limitation described in Article 10.3(c) below, FhG may modify the Code for use in future projects for which FhG is commissioned by future FhG clients; provided, however, that such modifications shall be substantial enough to make the Code unrecognizable to such clients and such that such modifications will not be able to be reverse-engineered to obtain the Code.

            (c) Under no circumstances shall FhG modify the Code for any Customer Competitor. For purposes of this Contract, "Customer Competitor" shall mean (i) any entity involved in the business of satellite or terrestrial digital broadcasting in [*****],
                  (ii) any individual employed by, serving as an officer or director for, or owning any equity interest in, such an entity, (iii) any entity controlling, controlled by, or under common control with such an entity, or also (iv) any entity owning any equity interest in such an entity. "Customer Competitor" shall also include the following companies, as well as any other company that Customer notifies FhG in writing shall be considered a Customer Competitor: CD Radio and any company involved with IBOC technology or having an equity interest in a license for the wireless communication system (WCS) frequency spectrum. "Customer Competitor" shall not include WorldSpace Satellite Company or any principal affiliate thereof as it operates in [*****].

            (d)   For FhG and FhG customer purposes other than XM Radio
                  Program related projects, FhG will retain all rights to reuse the following blocks and subblocks included in the [*****] design:

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            [*****]

      10.4 Customer hereby grants to FhG a royalty-free, non-exclusive, non-transferable license for the development, manufacturing and sale of the test equipment specified in Exhibit A; provided, however, that FhG shall be entitled to sublicense such rights to Fraunhofer IZT. FhG shall inform its customers that such license is for engineering development uses and not for consumer receiver production tests.

      10.5 The Parties acknowledge that the intellectual property listed in Exhibit D hereto, as may be modified from time to time during the term of this Contract, belonging to FhG, with associated patent applications, patents, trade secrets, and copyright references identified (the "FhG Background IP") are all of the technologies owned by FhG required to complete the deliverables under this Contract. FhG hereby grants a royalty-free, non-exclusive, non-transferable perpetual and irrevocable worldwide right and license to Customer to such FhG Background IP. Customer shall provide FhG on a non-exclusive, non-transferable, royalty-free basis with all licenses to intellectual property owned by Customer necessary for the performance of the Contract.

      10.6 FhG shall notify Customer promptly upon its filing of any patents resulting from or in connection with the deliverables under this Contract.

11.   PATENT INDEMNITY

      11.1 FhG shall reasonably ensure that the FhG Background IP and any intellectual property arising out of this Agreement embodied in each deliverable does not infringe on third Party patents or other proprietary right, and FhG represents that, to the best of its knowledge, no such infringement claims are pending or threatened against FhG. FhG shall promptly notify the Customer in writing of potential patent infringement claims related to the FhG Background IP and any intellectual property arising out of this Agreement and FhG shall diligently defend or settle such claims at its own expense.

      11.2 In the event that use of the services and deliverables to be provided by FhG hereunder is enjoined or that the parties mutually determine that an infringement claim is likely, FhG shall either obtain the necessary license for the Customer or modify the subject deliverable to avoid infringement. The Customer would have no further remedy beyond these two actions. The costs of modifications or additional licenses shall be borne by Customer up to $500,000. FhG shall in no respect bear the costs of additional licenses.

      11.3 FhG agrees to indemnify and hold harmless the Customer and its officers and defend at its own expense any claims, actions, or proceeding based on an allegation that FhG uses materials or items for the performance of services or provision of goods under this Contract which directly infringes any trademark, copyright, or trade secret, provided that FhG is given prompt written notice of such claims by the Customer. Notwithstanding the foregoing, FhG shall have no liability or responsibility for any infringement resulting from FhG following the directions of or specifications provided by the Customer.

      11.4  This Article 11 is subject to the limitations of Article 9.1.

12.   COPYRIGHT

      Copyright in all reports and other documents which are produced by FhG and delivered under this Contract shall vest in and be the sole property of the Customer. The foregoing shall not be deemed to preclude FhG from making and retaining copies of such materials for record keeping purposes. All such reports and other documents shall clearly state that they were authored by FhG.

13.   WARRANTY

      FhG warrants that the services provided under this Contract and the Statement of Work shall be carried out with all reasonable skill, care and diligence. Any claim for breach of the foregoing warranty shall be deemed to have been waived unless asserted in writing within one (1) year after completion of performance of the services to be provided under this Contract. FhG agrees to correct defects discovered by Customer within 30 days of notification of such defect(s).

      FhG warrants that the products and other deliverables provided under this Contract shall be free from defects in materials and workmanship under normal use and service, and such products and other deliverables will be new, of good quality, and of recent manufacture (unless otherwise permitted by Customer) for one (1) year from the date of acceptance of such product or deliverable by Customer.

14.   DISPUTES

      FhG and the Customer shall make every effort to reach an amicable settlement of any dispute or disagreement arising under this Contract including if deemed appropriate and requested by either Party submission to the principal officers of FhG and the Customer. If no agreement can be reached within 7 days, the matter shall be settle definitively by three
      (3) arbitrators, using the Rules of the International Chamber of Commerce
      (ICC), who shall sit in London, England applying the laws of Switzerland. Each Party shall designate one (1) arbitrator and both Parties shall designate the third arbitrator. All arbitration shall be in the English language. The arbitration award shall be final and binding upon the Parties and judgment may be entered thereon, upon the application of either Party, by any court having jurisdiction. Each Party shall bear the cost of preparing and presenting its case, and the cost of the arbitration (including fees and expenses of the arbitrators) shall be shared equally by the Parties unless the award otherwise provides.

      Pending a decision by the arbitrators, each Party shall, unless directed by the other Party in writing, fulfill all of its obligations under this Contract, including the obligation to take all steps necessary during the pendency of the arbitration to ensure the services and deliverables will be delivered within the time stipulated, or within such extended time as may be allowed under this Contract, provided Customer shall continue to make payments therefore in accordance with this Contract.

15.   GOVERNMENT APPROVALS

      15.1 FhG shall be responsible for obtaining any governmental authorizations, consents, and approvals in Germany necessary for the performance of FhG's obligations herein. In the event that lawful performance of this Contract or any part of this Contract by either Party is delayed or rendered impossible by, or as a consequence of any law, regulation, or any Government having jurisdiction over it, such Party shall not be considered to be in default by reason of such delay or failure to perform, and the Parties shall consult in good faith to develop an equitable resolution of the issue with due regard for the respective interests of the Parties.

      15.2 All provisions in this Article shall remain binding on the Parties after the termination of the Contract.

16.   LANGUAGE AND COMMUNICATIONS

      16.1 All data, documents, descriptions, reports, certificates, studies, technical data provided by FhG shall be written in English.

      16.2 This Contract and all documentation and communications required hereunder, shall be in the English language.

17.   TERMINATION FOR EXTENDED FORCE MAJEURE

      In the event of an Extended Force Majeur resulting from a force majeure event as stated in Article 8, the Customer by written notice, may terminate this Contract in whole or in part at any time upon giving thirty
      (30) days notice to FhG. The Customer shall pay FhG for the services rendered and ODC's incurred up to the date of termination in accordance with the provisions of Article 4 of this Contract. FHG shall take all reasonable steps to mitigate costs incurred after receiving notice of any such force majeure event.

18.   TERMINATION FOR DEFAULT

      18.1 The Customer may, by written Notice of Default to FhG, terminate the whole or any part of this Contract in any one of the following circumstances; (1) if FhG fails substantially to make delivery of any deliverable as defined in Exhibit A or to perform the services within the time specified herein; or (2) if FhG fails to make progress as to materially endanger performance of this Contract in accordance with its terms; or (3) the amounts described in Article
            11.2 hereof exceed the limit stated therein; or (4) if proceedings are commenced or threatened, the result of which will be to place FhG into liquidation, receivership or administration or FhG otherwise becomes insolvent or admits its inability to meet its debts as they fall due or if it enters into any form of composition or arrangement with its creditors and in either of (1) (2) or (3) above FhG does not effect a satisfactory plan to cure such failure within a period of thirty (30) days (or such longer period as the Customer may authorize in writing) after receipt of notice from the Customer specifying such failure.

      18.2 In the event of a default under Article 18.1 above, the Customer may: (i) rescind the whole or portion of the Contract so terminated whereupon FhG shall promptly reimburse the Customer all amounts previously paid to FhG by the Customer for the work so terminated (less the amounts for supplies or services delivered and accepted or performed and accepted prior to the date of termination or desired by the Customer notwithstanding such termination). .FhG shall have no further liability.

19.   TERMINATION FOR CONVENIENCE

      The Customer may, by thirty (30) calendar days written notice, terminate the whole or any part of this Contract for any reason. All work performed and expenses incurred by FhG up to and including said thirty (30) day period shall be paid by Customer according to the provisions of this agreement. In the event of termination for convenience, FhG shall receive termination fees in an amount equal to FhG's reasonable wind-down costs plus ten percent (10%) of such wind-down costs.

20.   KEY PERSONNEL

      20.1 FhG agrees that the individuals identified in the schedule attached hereto as Exhibit C, entitled Key Personnel, is necessary for the successful completion of its services under the Contract. Upon the completion of any work package, the key personnel associated with such work package shall no longer be considered key personnel (except for purposes of Article 7 hereof), even if their names remain on Exhibit C, provided they are not to be assigned to subsequent work packages hereunder.

      20.2 Such key personnel shall not be removed from the performance of the Contract unless replaced with personnel of substantially equal qualifications and ability. The Customer shall have the right to review the qualifications of any proposed replacements and, if for good and sufficient reasons, the Customer deems such personnel to be unsuitable, the Customer may require FhG to offer alternative candidates where such are available.

      20.3 Notwithstanding the Customer's role in approving key personnel and their replacements, nothing in this Article shall relieve FhG of any of its obligations under this Contract or of its responsibility for any acts or omissions of its personnel.

21.   REPORTS

      21.1 FhG shall submit reports to the Customer consistent with the requirements contained in Exhibit A, Statement of Work. These reports will reflect the status of the activities by FhG and other information related to the project.

      21.2 FhG will promptly inform the Customer about extraordinary circumstances arising during the performance of the services and about all matters under this Contract requiring the consent of the Customer.

      21.3 FhG shall furnish to the Customer such information related to the services as the Customer may reasonably request from time to time. This information will be furnished on a non-interfering basis with the progress of the project.

22.   AMENDMENTS TO THE CONTRACT

      Any amendment or modification of this Contract, except in writing and signed by the authorized representatives of the Parties (in the case of the Customer, the Chief Executive Officer), shall be void and of no effect.

23.   DOCUMENTS FORMING PART OF CONTRACT

      The following documents shall be deemed to form and be read and construed as parts of this Contract, and shall hereinafter be called the Contract documents:

      1)    These Contractual Terms and Conditions
      2)    Statement of work (Exhibit A)
      3)    Exhibit B (Payment Plan)
      4)    Exhibit C (Key Personnel)
      5)    Exhibit D (FhG Background IP)
      6)    Exhibit E (Monthly Air Travel Report Form)

      In the event of conflict or inconsistencies between this Contract and the Exhibits attached hereto, this Contract shall take precedence over such Exhibits and Appendices.

24.   INFORMATION AND ACCESS

      24.1 FhG shall grant Customer reasonable access to all information performed under the contract and all work in progress.

      24.2 The Customer shall ensure that FhG shall have the access that the Customer is given at all reasonable times to the facilities of all relevant spacecraft program contractors, launch vehicle program contractor and subcontractors, and that FhG shall have full access at all reasonable times to relevant data available from such contractors and subcontractors.

25.   PERMITS AND AUTHORIZATIONS

      FhG shall be responsible for all permits and authorizations required in Germany to perform the efforts defined in this contract. The Customer shall obtain all necessary US licenses.

26.   NOTICE

      26.1 Any notice, request, demand, approval, consent, or other communication ("Communication") permitted or required to be given by this Contract shall be effective only if in writing and delivered
            (I) personally, or (ii) by registered or certified mail, postage prepaid, return receipt requested, or (iii) by prepaid domestic courier, receipt acknowledged, or (iv) by facsimile or other electronic communications or similar conveyance, transmission confirmed, and addressed as follows:

            If to FhG:      FhG Fraunhofer Institut fur Integrierte Schaltungen
                            Am Weichselgarten 3,
                            D-91058 Erlangen, Germany
                            Attn: Stefan Meltzer
                                  Contracts Manager
                            Telephone: +9131-776-6340
                            Facsimile: +9131-776-6399

            If to Customer: XM Satellite Radio Inc.
                            XM Innovation Center
                            600 West Hillsboro Blvd., Suite 210
                            Deerfield Beach, FL 33441
                            Attn: Dr. Stell Patsiokas
                                  Senior Vice President, Technology

                            Telephone: (954) 419-9693
                            Facsimile: (954) 419-1694

      26.2 If delivered personally, or by facsimile or their electronic conveyance, the deemed date of delivery shall be the date on which the Communication is dispatched. If delivered by mail or by courier, the deemed date of delivery shall be the date on which the Communication is received. All Communications shall bear the date on which the are dispatched or deposited in the mail. Either Party may change the address at which it will receive Communications upon the giving of notice to the other Party as provided above.

27.   GENERAL

      27.1 Except for assignment of delegation to a wholly-owned subsidiary of FhG or the Customer, neither Party shall assign or delegate this Contract or any of its rights, duties or obligations thereunder to any other person without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that the assignor shall execute a guarantee in a form acceptable to the other Party which guarantees the due performance of the assignees and the observation of its duties and obligations under the Contract. Any attempt by either Party to assign or delegate any of its rights, duties or obligations under this Contract without such consent shall be void and of no effect.

      27.2 FhG may subcontract portions of the work. Customer's written approval is required for any such subcontracts accounting for more than 300,000 -DM; or in the case of software, only for those subcontracts accounting for 150,000 -- DM or more. FhG shall provide sufficient detail on subcontractors experience, expertise and compliance with this Contract so that the Customer can adequately assess such subcontractor.

      27.3 If either Party, at its option, agrees to a waiver of any of the terms and conditions recited herein, such waiver shall not for any purpose be construed as a waiver of any succeeding breach of the same or any other terms and conditions; not shall such a waiver be deemed as a course of conduct.

      27.4 If any provision or clause, or portion thereof, of this Contract, or application thereof to any person or circumstances is held invalid or unconscionable, such invalidity or unconscionability shall not affect other provisions, or portions thereof, or applications of this Contract which can be given effect without the invalid or unconscionable provision, or portion thereof, or application, and to this end the provisions of these terms and conditions are declared to be severable.

      27.5 Except as required to obtain necessary licenses or Governmental approvals, each Party shall give the other thirty (30) days advanced written notice to comment upon the content and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases, concerning this Contract or the work performed or to be performed hereunder.

      27.6 Unless otherwise provided herein, any time limits to which this Contract binds FhG or the Customer shall be counted in calendar days from the day following that of the event marking the start of the time limit, and shall end of the last day of the period laid down. When the last day of a time limit is a Saturday or Sunday, or a recognized public holiday in the country in which the particular contractual performance is required, such time limit shall be extended to the first working day following.

      27.7  This Contract shall be governed by the laws of Switzerland.

28.   ON CALL SERVICES

      The Customer may request FhG to provide other or additional related services beyond those described in Exhibit A, Statement of work or additional work upon the expiration of the Period of Performance as defined in Article 2. FhG will provide a quotation of labor, expenses and associated schedule in response to any such request on a time and materials basis. Upon written notification by the Customer of approval of the quotation, and formal incorporation into this Contract, and subject to
      Article 15 hereof, FhG shall provide the requested services.

29.   ENTIRE AGREEMENT

      This Contract constitutes the entire agreement between the Parties in connection with the subject matter hereof, and there are no other agreements or understandings, written or oral, except as provided herein.

      IN WITNESS WHEREOF, the representatives of the parties hereto have executed this Contract, the present text of which shall be the only authentic version.


FhG                                  XM Satellite Radio Inc.


By:_______________________________   By:_______________________________
Name:_____________________________   Name:_____________________________
Title:____________________________   Title:____________________________
Date:_____________________________   Date:_____________________________

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit A

              SOW between XM Radio and FhG for the XM Radio System
                                   development
                                   Version 1.1
                                August 20, 1999

1 Introduction

The Statement of Work between XM Radio and Fraunhofer IIS-A for the DARS development program describes the work packages for each area and the respective deliverables for the Fraunhofer contribution.

2 Scope of Work

Fraunhofer will mainly contribute to the development of the XM Radio DARS system in the following areas:

o System Engineering
o Receiver development
o Test equipment development and production
o [*****]

This list can be extended on the basis of a common written agreement between XM Radio and Fraunhofer IIS-A on the content, deliverables and cost for each work package. The details for the already agreed work packages are described below.

3 General

3.1 Applicable Documents

      [1] DARS-FHG-FDSC-603-110000   [*****]
                                     "Waveform Requirements - Service Layer"

      [2] DARS-FHG-FDSC-602-110000   [*****]
                                     "Waveform Requirements - Transport Layer"

      [3] DARS-FHG-FDSC-601-110000   [*****]"Waveform Requirements -
                                     Terrestrial Physical Layer"

      [4] DARS-STEL-608-110000       "Waveform Requirements -Satellite Physical
                                     Layer"

      [5] DARS-FHG-FDSB-600-600000   [*****]
                                     "Test Equipment Specification"

      [6] DARS-FHG-FDSC-601-520 000  [*****]
                                     "[*****] Specification"

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4 Work Package Overview

This section will give an overview to the work package. A more detailed description will be given in the

o chapter 8.1 for system engineering
o chapter 8.2 for [*****] development

For the test equipment the detailed definition is part of the work package "Definition of the required test equipment".

4.1 System Engineering

The contributions in system engineering cover all work packages related to the system definition, system validation and system optimization until the release of the final system and waveform specifications. It also includes support of the [*****] and test equipment development for the XM Radio system.

--------------------------------------------------------------------------------
Work package     Description                     Deliverables     Completion
                                                                  Date
--------------------------------------------------------------------------------

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


The work package [*****] will be finalized with the release of the [*****] by the end of [*****]. With the official release XM Radio will [*****] of these documents.

The [*****] on the availability and content of the [*****]. XM Radio and FhG will agree mutually on a [*****], after both consider the [*****]. Any changes to the [*****] after the release of this final version will require a change request for the implementation.

4.2 [*****]

4.2.1 General Remarks

The area of XM-Radio Receiver Development covers all development activities related to the commercial receiver and its key components. The main focus of FhG-activities is the [*****].

For the development of the [*****] Fraunhofer will work in close cooperation with XM and with ST Microelectronics ( ST is acting as an agent of XM for the [*****] development ), and Aptix. The design for the [*****] includes the verification of [*****] will be supplied by XM.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The [*****] will be developed in a way that it is to the highest extent reusable for [*****]. Nevertheless its integration and the development of the required [*****] is part of the SOW.

[*****] requirements for the evaluation on the [*****] will be defined by FhG. The software will be developed by ST. The [*****] is required for the operation of the [*****].

The work packages related to the [*****] assume the delivery of required specifications, design documents, design modules and hardware to be provided by XM-Radio .

4.2.2 [*****]

For the purpose of validation of the [*****] has been selected by XM. The hardware consists of an [*****]. One complete [*****] will be available for FhG in Erlangen.

The [*****] will be functionally tested and provided by XM . The definition of the [*****] has already been performed by FhG on basis of the [*****] and reviewed by XM. All other [*****] are not subject to specification or review by FhG.

A [*****]. This function is performed via a [*****] provided by ST.

The [*****] is purchased and delivered to FhG without any cost. At the discretion of XM radio, based on performance associated with schedule milestones, the [*****] may remain at FhG after finalizing the integration work and program termination. In any case the [*****] shall remain at FhG until the end of the warranty period defined in the contract. Notwithstanding anything to the contrary in this paragraph, FhG and the customer acknowledge and agree that the [*****] is the property solely of the Customer, and that FhG retains no ownership right, title or interest in the [*****].

4.2.3 [*****]

For the integration of the [*****] are required. For the integration a setup similar to the [*****] is sufficient. For the verification of the [*****] are necessary. XM Radio will provide to FhG one [*****] as soon as they are available.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.4 Hardware Validation of the [*****]

The integration and validation of the [*****] is performed in 2 phases:

Phase A

[*****]

Phase B

[*****]

Deliverables from XM for [*****]:

--------------------------------------------------------------------------------
Part:                                                    Due Date
--------------------------------------------------------------------------------

                                     [*****]

4.2.5 [*****] relevant documentation

The [*****] is based on the [*****] and documentation listed in section 3.1 Applicable Documents [*****]. The relevant [*****] consists of [*****] which has been provided by FhG to XM at [*****]. After [*****], any change to these specifications or to [*****] will require a change request from XM.

Note:     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.6 [*****]

In addition to the [*****] and documentation the [*****] are listed in the table below.

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.7 Work Package definition

The following table identifies the work-packages and deliverable dates.

--------------------------------------------------------------------------------
                                                                Completion
     ID     Work package    Description      Deliverables          Date
--------------------------------------------------------------------------------

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Note: All completion dates are very aggressive target dates which depend highly on the availability of specifications, hardware implementations and control software from XM, STMicroelectonics and Aptix. If non-FhG deliverables do not meet the dates specified in this SOW, according adjustments of the schedule and the price have to be discussed.

4.2.8 Required Reviews:

--------------------------------------------------------------------------------
      ID       Review           Comment                 Proposed Date
--------------------------------------------------------------------------------

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.9 [*****]

The [*****] from FhG only. The [*****] will be delivered to XM.

o [*****]
o [*****]
o [*****]

Note: The design documentation of the [*****] is under the responsibility of ST.
      FhG will support XM and ST with the content of the final documentation set.

4.3 Test Equipment

For the development verification and maintenance of the different equipment of the XM Radio system test equipment is required. Test equipment is especially required for the following activities:

The following test equipment requirements are identified:

      o [*****]

      o [*****]

The different requirements of the above described applications can be reduced to a basic set of functions which are:

      o [*****]

These basic functions will be supplemented with specific functions required for the specific applications. [*****].

--------------------------------------------------------------------------------
                Work package            Description       Deliverables      Date
--------------------------------------------------------------------------------
4.3.1              [*****]
--------------------------------------------------------------------------------
4.3.2
--------------------------------------------------------------------------------
4.3.3
--------------------------------------------------------------------------------
4.3.4
--------------------------------------------------------------------------------
4.3.5
--------------------------------------------------------------------------------
4.3.6
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Note: Schedule dependent on XM delivery of [*****]. The business model for the Test Equipment is described in the Cost Estimate

The [*****]. Therefore it may have limited functionality, performance and reliability. Therefore it is the common understanding of XM Radio and FhG that no guarantee for the functionality of this pre-production unit can be given. FhG will provide the necessary update the pre-production unit to the level of a production unit, when the production units will be available. In case of an hardware update XM Radio will bear the cost for shipping the unit.

The details of the [*****].

The specifications for the [*****] test equipment will be added. At the present moment no work package for the development of the [*****] test equipment is defined.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4 [*****]

--------------------------------------------------------------------------------
            Work package        Description         Deliverables       Date
--------------------------------------------------------------------------------
4.4.1          [*****]            [*****]              [*****]        [*****]
--------------------------------------------------------------------------------
4.4.2          [*****]            [*****]              [*****]        [*****]
--------------------------------------------------------------------------------

The feasibility analysis should cover the following topics
1. [*****]

2. [*****]
3. [*****]
4. [*****]

The schedule will be as follows:
1. Kick-Off meeting
      Define in detail the content of the analysis, the target market and the overall schedule within the system development
      Date: [*****]
2. Final presentation
      Presentation of the results and selection of one option for the implementation
      Date: [*****]
3. Discussion about implementation work plan
      Presentation of implementation work plan based on selected option
      Date: [*****]

[*****] XM Radio has to decide [*****]. In this case the [*****].

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5  Project Management

FhG shall be responsible for the program management of all of the tasks detailed in this SOW.

5.1 Program Management

FhG shall designate a single point contact for all activities which are the subject of this SOW. The program manager shall be responsible for managing internal FhG resources, timely delivery of all deliverables, organization of all key meetings, configuration control of all deliverables, progress reporting to XM.

5.1.1 Meetings

FhG shall conduct the following meetings:

                1) [*****]
                2) [*****]
                3) [*****]


FhG shall participate to the following meetings:

      1) Weekly project review teleconference and written program status update

                2) [*****]
                3) [*****]
                4) [*****]

5.1.2 Weekly Progress Reports

A weekly progress report shall be submitted to the XM Program manager by the last working day of each week. The report shall contain a description of progress and major issues.

5.1.3 Quarterly Management Meetings

FhG shall conduct a Quarterly Management Meeting scheduled by XM to review overall program status.

5.1.4 [*****]

FhG shall [*****] for all deliverable documents and equipment which are subject of this SOW. [*****]. FhG shall electronically submit all required deliverable documents to the XM documentation manager upon revision. In monthly reports, a list of all program documentation shall be maintained with indication of current revision.

5.1.5 Schedule

FhG shall provide a [*****] for approval by XM at EDC

5.2 Documentation

5.2.1 Document Organization

Documents shall be organized into 1) Performance / Functional Requirements, 2) Test/Validation Requirements, 3) ICD Documents, 4) Design Specification 5) Test and Analysis Reports 6) Software / Hardware User Manuals.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.2.2 Document Configuration Management

A configuration management system as defined by FhG will be used.

5.2.3 Document Tools

FhG shall use Microsoft Office 97 and Microsoft Project 98 v4.1 for all program documentation. [*****].

5.2.4 Review/Release of Documents

The specification documents will be distributed among the partners (according to the responsibilities) for comments. At least the reviewer shall provide comments. The following steps are assumed:

      o Outline: Outline of the contents of the document or a very first draft. Depending on the document different outlines may be distributed.
      o     Draft: The term "draft" shall be used for documents close to the planned release. At least 90% of the contents shall be included.
      o     Final Draft:Document is reviewed, but not officially released
      o     Release: The document is released.

After sending a draft typically a period of two weeks for review is assumed. The reviewer shall provide comments within this time period. After this period the final draft will be distributed. If no further comments are received the document will be released one week after sending the final draft.

5.2.5 Distribution List

XM shall provide a documentation distribution list to FhG no later than [*****] and shall update the list quarterly. XM shall identify a program documentation manager and review list by [*****] for submittal of all configuration controlled documentation. All documents and memorandum submitted to XM shall be reviewed by XM and comments within two weeks after submittal. The document shall be deemed acceptable after that period if no comments are received.

5.3 Product assurance

FhG will use its internal product and quality assurance procedures in the course of the project.

6 Acceptance

6.1 Documents

Deliverable documents are accepted with their official release.

6.2 [*****]

The [*****]. The package will be considered as accepted by XM Radio if there is no written notice from XM Radio stating any problem within 30 days after delivery.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.3 Equipment

For the test equipment common acceptance test between XM Radio and FhG will be conducted.

7  Approval of documentation

7.1 Document to be approved

The following documents will be submitted to XM by FhG for approval.

[*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8  Detailed Work Package Description

8.1 System Engineering - Description of the Work packages

8.1.1 System Specification

[*****]

-------------------------------------------------------------------------------------
 WP-ID             Work package         Description     Deliverables   Required Input
----------------------------------------------------------------------------------------------
SYS-1-2              [*****]                             Final Document Released        none
----------------------------------------------------------------------------------------------
SYS-1-3              [*****]                             Final Document Released        none
----------------------------------------------------------------------------------------------
SYS-1-4              [*****]                             Final Document Released        none
----------------------------------------------------------------------------------------------
SYS-1-5              [*****]                             Final Document Released        XM, ST
----------------------------------------------------------------------------------------------
SYS-1-6              [*****]                             Final Document Released        none
----------------------------------------------------------------------------------------------
SYS-1-7              [*****]                             Final Document Released        none
----------------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.1.2 Development of System Reference Model

[*****]

-------------------------------------------------------------------------------------
 WP-ID             Work package         Description     Deliverables   Required Input
-------------------------------------------------------------------------------------
SYS-2-1              [*****]
-------------------------------------------------------------------------------------
SYS-2-2              [*****]
-------------------------------------------------------------------------------------
SYS-2-3              [*****]
-------------------------------------------------------------------------------------

Note: [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.1.3 [*****]

-------------------------------------------------------------------------------------
 WP-ID             Work package         Description     Deliverables   Required Input
-------------------------------------------------------------------------------------
SYS-4-1              [*****]
-------------------------------------------------------------------------------------
SYS-4-2              [*****]
-------------------------------------------------------------------------------------
SYS-4-3              [*****]
-------------------------------------------------------------------------------------
SYS-4-4              [*****]
-------------------------------------------------------------------------------------
SYS-4-5              [*****]
-------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.1.4 [*****]

[*****].

-------------------------------------------------------------------------------------
 WP-ID             Work package         Description     Deliverables   Required Input
-------------------------------------------------------------------------------------
SYS-5-1              [*****]
-------------------------------------------------------------------------------------
SYS-5-2              [*****]
-------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2 [*****]

8.2.1 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.2 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


[*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.3 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------
Note: [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.4 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------

[*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.5 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.6 [*****]

--------------------------------------------------------------------------------
     Work Package Content      Input Requirements      Deliverables from FhG
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9 Annex A: [*****]

[*****]

9.1 [*****]

--------------------------------------------------------------------------------
        Review Purpose         Input Requirements      Expected review result
--------------------------------------------------------------------------------
o  [*****]
--------------------------------------------------------------------------------

9.2 [*****]

--------------------------------------------------------------------------------
        Review Purpose         Input Requirements      Expected review result
--------------------------------------------------------------------------------
o  [*****]
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3 [*****]

--------------------------------------------------------------------------------
        Review Purpose         Input Requirements      Expected review result
--------------------------------------------------------------------------------
o  [*****]                 o  [*****]              o  [*****]
--------------------------------------------------------------------------------


                             *** End of document ***
[*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit B

           Payment Plan for Contract #001 between XM Radio and FhG for
                        Technical Consulting on XM Radio
                                   Version 1.2
                                 August 23, 1999

1 Payments Summary

The payments associated with the Work Packages described Exhibit A will be split between Milestone payments and Monthly payments as summarized in the Table below.

                                  Milestone PMT      Monthly PMT      Total
--------------------------------------------------------------------------------
System Engineering                   [*****]
--------------------------------------------------------------------------------
Receiver Development
--------------------------------------------------------------------------------
Receiver Development Bonus
--------------------------------------------------------------------------------
Test Equipment
--------------------------------------------------------------------------------
Program Management
--------------------------------------------------------------------------------
[*****]
--------------------------------------------------------------------------------
Travel (Maximum)
--------------------------------------------------------------------------------
Total                                [*****]           [*****]   DM 8,150,000 to
                                                                   DM 10,850,000
--------------------------------------------------------------------------------

Travel costs will be invoiced on a monthly basis after the travel has been completed. Travel within Europe will be charged at [*****] per person per trip and travel to the US will be charged at [*****] per person per trip.
The test equipment developed and delivered to XM are not included in the payment summary and will be invoiced separately after delivery.

The test equipment hardware cost is summarized in the table below.

--------------------------------------------------------------------------------
               [*****]                           DM 111,000
--------------------------------------------------------------------------------
               [*****]                           DM  35,000
--------------------------------------------------------------------------------
               [*****]                           DM 180,000
--------------------------------------------------------------------------------
               [*****]                           DM 100,000
--------------------------------------------------------------------------------
               [*****]                           DM 100,000
--------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Note. The [*****] hardware cost is preliminary and will be finalized when the specification is complete [*****]

2  Monthly Payments

The monthly down payments will be organized as follows:

[*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3 Milestone Payments

3.1 Systems Engineering

--------------------------------------------------------------------------------
     Work package        Milestone        Completion Date         Payment
--------------------------------------------------------------------------------

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2 Receiver Development

The following table identifies the work-packages and deliverable dates.

--------------------------------------------------------------------------------
  ID     Work package        Milestone        Completion Date         Payment
--------------------------------------------------------------------------------

                                     [*****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3 Test Equipment

--------------------------------------------------------------------------------
     Work package        Milestone        Completion Date         Payment
--------------------------------------------------------------------------------

                                     [*****]

Note 1. The Test Equipment hardware costs underlined in Table 4.3 above will be separately invoiced after delivery to XM on or about the corresponding Milestone Completion Date.

Note 2. The [*****] hardware cost in 4.3.6 is preliminary and will be finalized when the specification is complete [*****].

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4 [*****]

--------------------------------------------------------------------------------
     Work package        Milestone        Completion Date         Payment
--------------------------------------------------------------------------------

                                     [*****]

4 Bonus

--------------------------------------------------------------------------------
1.4.1    Work Package    Milestone    Deadline    Bonus Amount     Early/Late
                                                                   Adjustment
--------------------------------------------------------------------------------

                                     [*****]

A bonus amount of up to an additional [*****] shall be payable to FhG upon the full and satisfactory completion of key milestones on or prior to the corresponding deadlines as outlined in Table 1.4. At the discretion of XM, bonus amounts may be payable if a milestone is not met on its corresponding deadline due to the fault of XM or any supplier to XM other than FhG (such a delay, a "No-Fault Delay").

The acceptance criteria for the bonus milestones shall be the same acceptance criteria as set forth in exhibit A, which shall be subject to mutual agreement by the parties; provided, however, that in the event the parties cannot agree to such criteria by [*****], such criteria shall be determined by XM and shall be reasonable in light of the parties' mutual desire to achieve the bonus milestones.

For the purpose of computing the bonus amount in Table 1.4, a week shall be defined as 7 calendar days and each corresponding deadline shall be defined as the end of the day in Germany.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit C

          Key Personnel for Contract #001 between XM Radio and FhG for
                        Technical Consulting on XM Radio
                                   Version 1.2
                                 August 24, 1999

1 Key Personnel

[*****]                 Program Manager
[*****]                 System Engineer
[*****]                 IC Design Manager
[*****]                 Test Equipment

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Exhibit D

                                FhG Background IP
                                   Version 1.1
                                 August 19, 1999

1 Patents

1. [*****]

All of the above listed patents [*****] are exclusively licensed to WorldSpace. XM Radio will be in charge to obtain a license for these patents from WorldSpace.

2 Other Intellectual Property Rights

Includes all other intellectual proprietary to FhG and necessary for FhG to fulfill its obligations under the Agreement.

                                                                       Exhibit E

                           MONTHLY AIR TRAVEL SUMMARY

        For the Month and Year:_________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                       Destination       Return
Name and Title of Person Traveling                   (Place & Date)  (Place & Date)               Purpose                  Amount*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total for Month
                                                                                     -----------------------------------------------

                                                                                     -----------------------------------------------
                                                                                     Maximum Available Allowance          360,000 DM
                                                                                     -----------------------------------------------
                                                                                     Total Spent (including this month)  -(        )
                                                                                     -----------------------------------------------

*Trips to US = 10,000 DM per person per trip                                         -----------------------------------------------
 Trips within Europe = 4,000 DM per person per trip                                  Remaining Allowance
------------------------------------------------------------------------------------------------------------------------------------


                                    PAGE 11